UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 07, 2024

Peak Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39951	85-2448157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 Hopyard Road Suite 100
Pleasanton, California		94588
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 925 463-4800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PKBO	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 7, 2024, Peak Bio Inc., a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) at 10:00 a.m. Eastern Time for the purposes of considering and voting upon the proposals below (the “Proposals”). As of the record date of September 24, 2024, there were a total of 23,124,888 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. There were 17,478,419 shares of Common Stock present at the Special Meeting electronically or represented by proxy, or approximately 75.6% of the shares issued and outstanding and entitled to vote at the Special Meeting, representing a quorum. Capitalized terms used, but not defined herein, shall have the meaning set forth in the Joint Proxy Statement/Prospectus on Schedule 14A filed by the Company with the Securities and Exchange Commission on October 11, 2024.

Proposal No. 1 (the “Merger Proposal”)

To adopt the Agreement and Plan of Merger, dated as of March 4, 2024, as amended by that certain side letter dated August 15, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Peak Bio Inc. (“Peak Bio”), Akari Therapeutics, Plc (“Akari”) and Pegasus Merger Sub, Inc., a wholly owned subsidiary of Akari (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Peak Bio (the “Merger”) with Peak Bio surviving the Merger as a wholly owned subsidiary of Akari.

FOR	AGAINST	ABSTAINED
17,375,196	103,223	0

The Merger Proposal was approved by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock at the Special Meeting.

Proposal No. 2 (the “Adjournment Proposal”)

To approve any motion to adjourn or postpone the special meeting or any adjournments or postponements thereof, to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the Merger Proposal.

The Adjournment Proposal was not presented to the stockholders because the Merger Proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK BIO, INC.

Date:	November 7, 2024	By:	/s/ Hoyoung Huh
Hoyoung Huh, M.D., PhD Title: Executive Chairman of the Board